EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of the Diamond Cartel, Inc. (the “Company”) for the period ended April 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michel Atlidakis, the Principal Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2020	By:	/s/ Michel Atlidakis
Michel Atlidakis Chief Executive Officer

By:	/s/ Michel Atlidakis
Michel Atlidakis Principal Financial Officer